Exhibit 77Q1E

Investment Advisory Agreement between the Registrant and Harbor
Capital Advisors, Inc. - Harbor Mid Cap Growth Fund
- dated
July 1, 2013 is hereby incorporated by reference to exhibit
d.1 which was filed with the Registrants
Post-Effective
Amendment No. 101 on August 15, 2013.
Investment Advisory Agreement between the
Registrant and Harbor
Capital Advisors, Inc. - Harbor Small Cap
Growth Fund - dated
July 1, 2013 is hereby incorporated by
reference to exhibit
d.(2) which was filed with the Registrants
Post-Effective
Amendment No. 101 on August 15, 2013.
Investment Advisory Agreement between the
Registrant and Harbor
Capital Advisors, Inc. - Harbor International
Growth
Fund - dated July 1, 2013 is hereby
incorporated by reference
to exhibit d.(3) which was filed with the Registrants
Post-Effective Amendment No. 101 on August
15, 2013.
Investment Advisory Agreement between the
Registrant and Harbor
Capital Advisors, Inc. - Harbor Capital
Appreciation Fund -
dated July 1, 2013 is hereby incorporated by reference to exhibit d.(4) which was filed with the Registrants Post-Effective
Amendment No. 101 on August 15, 2013.
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. - Harbor International Fund - dated
July 1, 2013 is hereby incorporated by reference to exhibit d.(5) which was filed with the Registrants Post-Effective
Amendment No. 101 on August 15, 2013.
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. - Harbor Large Cap Value Fund - dated
July 23, 2013 is hereby incorporated by reference to exhibit d.(6) which was filed with the Registrants Post-Effective
Amendment No. 101 on August 15, 2013.
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. - Harbor Bond Fund - dated
July 1, 2013 is hereby incorporated by reference to exhibit d.(7) which was filed with the Registrants Post-Effective
Amendment No. 101 on August 15, 2013.
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. - Harbor Money Market Fund dated July
1, 2013 is hereby incorporated by reference to exhibit d.(8) which was filed with the Registrants Post-Effective
Amendment No. 101 on August 15, 2013.
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. - Harbor Small Cap Value Fund dated July 23, 2013 is hereby incorporated by reference to exhibit d.(9) which was filed with the Registrants Post-Effective
Amendment No. 101 on August 15, 2013.
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. - Harbor Mid Cap Value Fund dated
July 1, 2013 is hereby incorporated by reference to exhibit d.(10) which was filed with the Registrants Post-Effective Amendment No. 101 on August 15, 2013.
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. - Harbor High-Yield Bond Fund dated
July 1, 2013 is hereby incorporated by reference to exhibit d.(11) which was filed with the Registrants Post-Effective Amendment No. 101 on August 15, 2013.
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. Harbor Real Return Fund dated July
23, 2013 is hereby incorporated by reference to exhibit d.(12) which was filed with the Registrants Post-Effective Amendment No. 101 on August 15, 2013.
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. Harbor Global Value Fund dated July 1, 2013 is hereby incorporated by reference to exhibit d.(13) which was filed with the Registrants Post-Effective Amendment No. 101 on August 15, 2013.
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. Harbor Commodity Real Return Strategy
Fund dated July 1, 2013 is hereby incorporated by reference to exhibit d.(14) which was filed with the Registrants Post-Effective Amendment No. 101 on August 15, 2013.
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. Harbor Target Retirement Funds dated July 1, 2013 is hereby incorporated by reference to exhibit d.(15) which was filed with the Registrants Post-Effective Amendment No. 101 on August 15, 2013.
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. Harbor Global Growth Fund dated July 1,
2013 is hereby incorporated by reference to exhibit d.(16) which was filed with the Registrants Post-Effective Amendment No. 101 on August 15, 2013.
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. Harbor Unconstrained Bond Fund dated
July 1, 2013 is hereby incorporated by reference to exhibit d.(17) which was filed with the Registrants
Post-Effective Amendment No. 101 on August 15, 2013.
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. Harbor Convertible Securities
Fund dated July 1, 2013 is hereby incorporated by reference to exhibit d.(18) which was filed with the Registrants Post-Effective Amendment No. 101 on August 15, 2013. Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. Harbor Emerging Markets Debt Fund dated
July 1, 2013 is hereby incorporated by reference to exhibit d.(19) which was filed with the Registrants Post-Effective Amendment No. 101 on August 15, 2013.
Subadvisory Agreement between the Registrant and Harbor
Capital Advisors, Inc. and Wellington Management Company,
LLP - Harbor Mid Cap Growth Fund dated July 1, 2013 is hereby incorporated by reference to exhibit d.(27) which was filed with the Registrants Post-Effective Amendment No. 101 on
August 15, 2013.
Subadvisory Agreement between the Registrant and Harbor
Capital Advisors, Inc. and Westfield Capital Management
Company, L. P. - Harbor Small Cap Growth Fund dated
July 1, 2013 is hereby incorporated by reference to exhibit d.(28) which was filed with the Registrants Post-Effective Amendment No. 101 on August 15, 2013.
Subadvisory Agreement between the Registrant and Harbor
Capital Advisors, Inc. and Baillie Gifford Overseas
Limited - Harbor International Growth Fund dated
July 1, 2013 is hereby incorporated by reference to exhibit d.(29) which was filed with the Registrants Post-Effective Amendment No. 101 on August 15, 2013.
Subadvisory Agreement between the Registrant and Harbor
Capital Advisors, Inc. and Jennison Associates LLC -
Harbor Capital Appreciation Fund dated July 1, 2013
is hereby incorporated by reference to exhibit d.(30) which was filed with the Registrants Post-Effective
Amendment No. 101 on August 15, 2013.
Subadvisory Agreement between the Registrant and Harbor
Capital Advisors, Inc. and Pacific Management Investment
Company LLC - Harbor Bond Fund dated July 1, 2013 is hereby incorporated by reference to exhibit d.(31) which was filed with the Registrants Post-Effective Amendment
No. 101 on August 15, 2013.
Subadvisory Agreement between the Registrant and Harbor
Capital Advisors, Inc. and Fisher, Francis, Trees and
Watts, Inc. - Harbor Money Market Fund dated July 1,
2013 is hereby incorporated by reference to exhibit d.(32) which was filed with the Registrants
Post-Effective Amendment No. 101 on August 15, 2013.
Subadvisory Agreement between the Registrant and Harbor
Capital Advisors, Inc. and EARNEST Partners LLC - Harbor
Small Cap Value Fund dated July 1, 2013 is hereby incorporated by reference to exhibit d.(33) which was filed with the Registrants Post-Effective Amendment
No. 101 on August 15, 2013.
Subadvisory Agreement between the Registrant and Harbor
Capital Advisors, Inc. and Aristotle Capital
Management, LLC - Harbor Large Cap Value Fund dated
July 1, 2013 is hereby incorporated by reference to exhibit d.(34) which was filed with the Registrants
Post-Effective Amendment No. 101 on August 15, 2013.
Subadvisory Agreement between the Registrant and Harbor
Capital Advisors, Inc. and LSV Capital Management - Harbor
Mid Cap Value Fund dated July 1, 2013 is hereby incorporated by reference to exhibit d.(35) which was filed with the Registrants Post-Effective Amendment No. 101 on
August 15, 2013.
Subadvisory Agreement between the Registrant and Harbor
Capital Advisors, Inc. and Shenkman Capital Management, Inc. - Harbor High-Yield Bond Fund dated July 1, 2013 is hereby incorporated by reference to exhibit d.(36) which was filed with the Registrants Post-Effective Amendment No. 101 on
August 15, 2013.
Subadvisory Agreement between the Registrant and Harbor
Capital Advisors, Inc. and Pacific Management Investment
Company LLC - Harbor Real Return Fund dated July 1, 2013 is hereby incorporated by reference to exhibit d.(37) which was filed with the Registrants Post-Effective Amendment
No. 101 on August 15, 2013.
Subadvisory Agreement between the Registrant and Harbor
Capital Advisors, Inc. and Causeway Capital Management
LLC - Harbor Global Value Fund dated July 1, 2013 is hereby incorporated by reference to exhibit d.(38) which was filed with the Registrants Post-Effective Amendment
No. 101 on August 15, 2013.
Subadvisory Agreement between the Registrant and Harbor
Capital Advisors, Inc. and Pacific Management Investment
Company LLC - Harbor Commodity Real Return Strategy
Fund dated July 1, 2013 is hereby incorporated by reference to exhibit d.(39) which was filed with the Registrants Post-Effective Amendment No. 101 on
August 15, 2013.
Subadvisory Agreement between the Registrant and Harbor
Capital Advisors, Inc. and Marsico Capital Management,
LLC - Harbor Global Growth Fund dated July 1, 2013 is hereby incorporated by reference to exhibit d.(40) which was filed with the Registrants Post-Effective Amendment
No. 101 on August 15, 2013.
Subadvisory Agreement between the Registrant and Harbor
Capital Advisors, Inc. and Northern Cross, LLC - Harbor International Fund dated July 1, 2013 is filed herewith is hereby incorporated by reference to exhibit d.(41) which was filed with the Registrants Post-Effective
Amendment No. 101 on August 15, 2013.
Subadvisory Agreement between the Registrant and Harbor
Capital Advisors, Inc. and Pacific Management Investment
Company LLC - Harbor Unconstrained Bond Fund dated July
1, 2013 is hereby incorporated by reference to exhibit d.(42) which was filed with the Registrants
Post-Effective Amendment No. 101 on August 15, 2013.
Subadvisory Agreement between the Registrant and Harbor
Capital Advisors, Inc. and Shenkman Capital Management, Inc. - Harbor Convertible Securities Fund dated July 1, 2013 is hereby incorporated by reference to exhibit d.(43) which was filed with the Registrants Post-Effective Amendment No. 101 on
August 15, 2013.
Subadvisory Agreement between the Registrant and Harbor
Capital Advisors, Inc. and Stone Harbor Investment
Partners LP-Harbor Emerging Markets Debt Fund dated
July 1, 2013 is hereby incorporated by reference to exhibit d.(44) which was filed with the Registrants
Post-Effective Amendment No. 101 on August 15, 2013.